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                                                                EXHIBIT 10.16(d)

                                    TERM NOTE

$25,000,000                                                   New York, New York
                                                                October 24, 2003

         FOR VALUE RECEIVED, the undersigned, STANADYNE CORPORATION ("Stanadyne") and PRECISION ENGINE PRODUCTS CORP. ("Precision"; and together with Stanadyne, each individually, a "Debtor" and collectively, the "Debtors"), HEREBY PROMISE TO PAY, jointly and severally, to the order of GMAC COMMERCIAL FINANCE LLC, a Delaware limited liability company, as collateral agent and administrative agent ("Agent") for the Lenders (as defined below), at its address at 461 Fifth Avenue, 21st Floor, New York, New York 10017, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of TWENTY-FIVE MILLION DOLLARS ($25,000,000). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Loan Agreement (as hereinafter defined).

         This Term Note is the Term Note issued pursuant to that certain Loan and Security Agreement dated the date hereof (including all exhibits and schedules thereto and as from time to time may be amended, restated, renewed, replaced, substituted, supplemented, extended, or otherwise modified, the "Loan Agreement"), and is entitled to the benefit and security of the Loan Agreement and all of the Other Documents referred to therein by and among Debtors, Stanadyne Automotive Holding Corp., Agent, and the other financial institutions signatory thereto from time to time as lenders ("Lenders"). Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the loans evidenced hereby are made and are to be repaid.

         The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Loan Agreement. The terms of the Loan Agreement are hereby incorporated herein by reference.

         This Term Note is secured by the Collateral and is entitled to all of the benefits and rights as set forth in the Loan Agreement and the Other Documents. At the time any payment is due hereunder, at its option, Agent may charge the amount thereof to any account of any Debtor maintained by Agent.

         If any payment of principal or interest is not made when due hereunder, of if any other Default or Event of Default shall occur for any reason, or if the Loan Agreement shall be terminated for any reason whatsoever, then and in any such event, in addition to all rights and remedies of Agent and Lenders, under the Loan Agreement and the Other Documents, applicable law or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, any or all of the Obligations, including, without limitation, all amounts owing under this Term Note, may, as provided in the Loan Agreement, be

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declared or shall forthwith become due and payable, together with all interest accrued thereon and with interest accruing thereafter at the then applicable interest rate under the Loan Agreement until the indebtedness evidenced by this Term Note is paid in full, plus the costs and expenses of collection hereof, including, but not limited to, reasonable attorneys' fees and legal expenses.

         Each Debtor hereby (i) waives diligence, demand, presentment, protest and notice of any kind, (ii) agrees that it will not be necessary to first institute suit in order to enforce payment of this Term Note and (iii) consents to any one or more extensions or postponements of time of payment, release, surrender or substitution of collateral security, or forbearance or other indulgence, without notice or consent. The pleading of any statute of limitations as a defense to any demand against Debtor is expressly hereby waived by each Debtor. Upon or after maturity of this Term Note, or any Event of Default or termination of the Loan Agreement, Agent and each Lender, shall have the right, subject to the terms of the Loan Agreement, but not the obligation, to set off against this Term Note all money owed by Agent or any Lender to any Debtor.

         No resort to any Collateral for payment shall be required prior to the enforcement hereof against any Debtor and any guarantors or endorsers hereof. None of the rights of Agent or any Lender shall be waived or diminished by any failure or delay in the exercise thereof.

         In the event of any conflict of any of the terms or provisions of this Term Note with any of the terms or provisions of the Loan Agreement, the terms and provisions of the Loan Agreement shall control.

         The execution and delivery of this Term Note has been authorized by the Board of Directors of each Debtor and by any necessary vote or consent of the stockholders of each Debtor. Each Debtor hereby authorizes Agent to complete this Note in any particulars according to the terms of the loan evidenced hereby.

         This Note shall be binding upon the successors and assigns of each Debtor and, subject to the terms of the Loan Agreement, shall inure to the benefit of Agent and its successors, endorsees and assigns. Whenever used herein, the term "Debtor" or "Debtors" shall be deemed to include each of the undersigned and its respective successors and assigns and the term "Agent" and "Lender" shall be deemed to include their respective successors, endorsees and assigns.

         If any term or provision of this Term Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

         This Term Note shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York. Any judicial proceeding brought by or against any Debtor with respect to any of the Obligations, this Term Note or any related agreement may be brought in any court of competent jurisdiction in the State of New York, United States of America, and, by execution and delivery of this Term Note, each Debtor accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Term Note. Each Debtor

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hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to such Debtor, and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Agent to bring proceedings against any Debtor in the courts of any other jurisdiction. Each Debtor waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Any judicial proceeding by any Debtor against Agent or any Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Term Note or any related agreement, shall be brought only in a federal or state court located in the City of New York, State of New York.

         EACH DEBTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS TERM NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF EACH SUCH DEBTOR AND AGENT OR ANY OF THEM WITH RESPECT TO THIS TERM NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH DEBTOR HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT EACH DEBTOR, AND AGENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                                 STANADYNE CORPORATION

                                 By: \s\ Stephen S. Langin
                                     -------------------------------------------
                                 Title: Vice President & Chief Financial Officer

                                 PRECISION ENGINE PRODUCTS CORP.

                                 By: \s\ Stephen S. Langin
                                     -------------------------------------------

                                 Title: Vice President & Chief Financial Officer

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